v vv TransUnion Second Quarter 2021 Earnings Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

© 2021 Trans Union LLC All Rights Reserved | 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements, including the effects of the COVID-19 pandemic and the timing of the recovery from the COVID-19 pandemic, can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2020, as modified in any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with (or furnished to) the Securities and Exchange Commission and are available on TransUnion's website (www.transunion.com/tru) and on the Securities and Exchange Commission's website (www.sec.gov). TransUnion undertakes no obligation to update the forward-looking statements to reflect the impact of events or circumstances that may arise after the date of the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements. Non-GAAP Financial Information This investor presentation includes certain non-GAAP measures that are more fully described in our Current Report on Form 8-K, furnished as Exhibit 99.1, “Press release of TransUnion dated July 27, 2021, announcing results for the quarter ended June 30, 2021” under the heading “Non-GAAP Financial Measures,” furnished to the Securities and Exchange Commission on July 27, 2021. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the tables of Exhibit 99.1 of our Current Reports on Form 8-K furnished to the Securities and Exchange Commission on July 27, 2021, April 27, 2021, February 16, 2021, October 27, 2020, July 28, 2020, April 28, 2020, February 18, 2020, October 22, 2019, July 23, 2019 and April 23, 2019.

© 2021 Trans Union LLC All Rights Reserved | 3 Second quarter 2021 highlights1 Third quarter and full year 2021 guidance 4 TransUnion’s unique market position and approach 2 Second quarter 2021 financial results3

© 2021 Trans Union LLC All Rights Reserved | 4 Second Quarter 2021 Highlights • Delivered very strong results compared to Q2 2021 guidance • Experienced broad market improvement with additional upside expected in future quarters • Raised FY 2021 guidance based on strong Q2 and improved outlook • Remain focused on TransUnion’s ongoing impact on all stakeholders

© 2021 Trans Union LLC All Rights Reserved | 5 Innovator / attacker positions across our markets Proven and scalable enterprise growth playbook Powerful data assets Cutting-edge technology capabilities Culture of customer focus and partnership TransUnion’s Unique Market Position and Approach

Consumer Lending / FinTech Deep-Dive


All Other
~25%
U.S.
Consumer
Lending:
~$200M
~50%
FinTech
~25%
Short-term
Lending (STL)

- Grew FinTech revenue by ~55% from 2017 to 2019
- Establshed primary position with the majority of FinTech lenders
- Expect very strong performance in 2021
- Executing strategy to engage early-stage FinTechs, partnering with them on risk, marketing and fraud solutions
- Leveraged Advisory Board members to develop industry-leading innovation
- Amassed differentiated inquiry file

TransUnion

© 2021 Trans Union LLC All Rights Reserved | 6

© 2021 Trans Union LLC All Rights Reserved | 7 Consumer Lending / FinTech Growth Opportunities • Increase penetration with current customers • Support customer diversification into multi-line lending • Continue to grow with Buy Now Pay Later and Point of Sale lenders • Expand international presence with FinTech lenders

© 2021 Trans Union LLC All Rights Reserved | 8 Public Sector Deep-Dive • Developed vertical in 2015 with dedicated leader with full P&L responsibility • Built strong direct and indirect business with all levels of government • Leveraged existing solutions to deliver relevant offerings rapidly • Expect revenue to approach ~$50M in 2021, with an achievable path to ~$100M in the mid-term

Second Quarter 2021 Compared to 2020 and 2019

YoY Organic CC Revenue / Adjusted Revenue Growth(1)

	Q2 '21 vs. '20	Q2 '21 vs. '19
U.S. Markets	+18%	+17%
Financial Services	+22%	+27%
Emerging Verticals	+13%	+7%
International	+32%	+11%
Canada	+25%	+23%
Latin America	+46%	+13%
United Kingdom	+20%	+1%
Africa	+37%	+9%
India	+54%	+19%
Asia Pacific	+27%	+12%
Consumer Interactive	+6%	+11%
Consolidated TransUnion	+19%	+15%

Note: For additional information, refer to the "Non-GAAP Financial Information" section on slide 2.

(1) 2020 actual FX rates applied to all periods.

TransUnion

© 2021 Trans Union LLC All Rights Reserved | 9

© 2021 Trans Union LLC All Rights Reserved | 10 Consolidated Q2 2021 Highlights Year-over-Year Change Revenue 22% Constant Currency Revenue 20% Organic Revenue 21% Organic Constant Currency Revenue 19% Adjusted EBITDA 31% Constant Currency Adjusted EBITDA 29% Organic Constant Currency Adjusted EBITDA 29% Adjusted Diluted EPS 46% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 11 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 20% — (2)% 18% Financial Services 22% — — 22% Emerging Verticals 17% — (4)% 13% Adjusted EBITDA 22% — (1)% 24% U.S. Markets Q2 2021 Year-over-Year Financial Highlights

© 2021 Trans Union LLC All Rights Reserved | 12 Consumer Interactive Q2 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 6% — — 6% Adjusted EBITDA 5% — — 5% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 13 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. International Q2 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 44% (12)% — 32% Canada 41% (16)% — 25% Latin America 51% (5)% — 46% U.K. 36% (16)% — 20% Africa 69% (32)% — 37% India 58% (5)% — 54% Asia Pacific 27% (0)% — 27% Adjusted EBITDA 93% (17)% — 75%

© 2021 Trans Union LLC All Rights Reserved | 14 TransUnion Has a Strong Balance Sheet and the Ability to Rapidly Build Cash TTM Adjusted EBITDA Net Leverage $779 $814 $864 $917 $953 $996 $1,032 $1,059 $1,083 $1,062 $1,051 $1,045 $1,082 $1,158 2.9x 4.9x 4.5x 4.2x 4.0x 3.7x 3.4x 3.2x 3.1x 3.0x 2.9x 2.8x 2.7x 2.4x $- $200 $400 $600 $800 $1,000 $1,200 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 2x 3x 4x 5x 6x 7x ($ in millions) • Ended Q2 with $526M of cash • Continued de-levering from most recent peak in mid-2018 • Actively pursuing attractive investments Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 15 Q3 2021 Guidance Reported Revenue: $766M to $777M +10% to +12% Assumed M&A contribution: Slightly < 1pt. benefit Assumed FX contribution: ~1.5pt. benefit Organic Constant Currency Revenue: +8% to +10% Adjusted EBITDA: $301M to $308M +12% to +14% Assumed FX contribution: ~1.5pt. benefit Adjusted EBITDA Margin: +50bps to +80bps Adjusted Diluted EPS: $0.91 to $0.93 +12% to +15% Q3 2021 revenue guidance includes ~4pt. mortgage headwind Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 16 FY 2021 Guidance Reported Revenue: $3.034B to $3.059B +12% to +13% Assumed M&A contribution: ~0.5pt. benefit Assumed FX contribution: ~1.5pt. benefit Organic Constant Currency Revenue: +10% to +11% Assumed Mortgage impact: ~1.5pt to 2pt. headwind Organic CC Revenue ex. Mortgage: +11% to +12% Adjusted EBITDA: $1.207B to $1.225B +16% to +17% Assumed FX contribution: ~1.5pt. benefit Adjusted EBITDA Margin: +130bps to +160bps Adjusted Diluted EPS: $3.63 to $3.70 +21% to +23% • U.S. Markets up low-double-digits [up mid- teens ex. mortgage impact] – Financial Services up low-double-digits [up high-teens ex. mortgage impact] – Emerging Verticals up low-double-digits • International up more than 20% (as reported) • Consumer Interactive up low-single-digits Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 17 • Delivered strong Q2 results • Increased FY 2021 guidance based on significantly stronger macro trends • Positioned to continue to deliver best-in-class growth

© 2021 Trans Union LLC All Rights Reserved | 18 Q&A